Exhibit 32.1

Certification of

Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Lucy Lu, M.D., Chief Executive Officer of Avenue Therapeutics, Inc. (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended December 31, 2020 (the “Report”) filed with the Securities and Exchange Commission:

•	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lucy Lu, M.D.
Lucy Lu, M.D.
President, Chief Executive Officer and Director
(Principal Executive Officer)
March 31, 2021